UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2023

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by Kohl’s Corporation (the “Company”) with the U.S. Securities and Exchange Commission on February 28, 2023 (the “Original 8-K”) to provide a description of the executive compensation agreement entered into with David Alves in connection with Mr. Alves’ appointment as the Company’s President & Chief Operating Officer and a copy of the agreement. At the time of the filing of the Original 8-K, the terms of this agreement had yet to be definitively determined.

The other disclosure contained under Items 5.02, 8.01 and 9.01 of the Original 8-K is not amended hereby.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company previously announced that Mr. Alves accepted his appointment as the President & Chief Operating Officer of the Company and the intent to enter into an executive compensation agreement with Mr. Alves on his first date of employment.

On March 27, 2023, Mr. Alves’ first date of employment, Kohl’s, Inc., a wholly owned subsidiary of the Company, and Mr. Alves entered into an executive compensation agreement. Under his executive compensation agreement, Mr. Alves is entitled to certain benefits upon a termination of employment and is subject to certain restrictive covenant obligations.

The foregoing description of the executive compensation agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached as an exhibit to this filing and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Executive Compensation Agreement between David Alves and Kohl’s, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023	KOHL’S CORPORATION

	By:	/s/ Jennifer Kent
Jennifer Kent
Senior Executive Vice President, Chief Legal Officer and Corporate Secretary